AFL-CIO HOUSING INVESTMENT TRUST 333 on the Park Saint Paul, MN

PROJECT DESCRIPTION

The AFL-CIO Housing Investment Trust helped to finance the $42 million transformation of this eight-story office building constructed in 1913 into an apartment building with 134 market-rate units. Located in the Lowertown neighborhood of Saint Paul, where many older buildings are being renovated into multifamily, retail, and office uses, the rehabilitated property has studio, one-, two-, and three-bedroom units, as well as approximately 6,900 square feet of commercial space and two levels of underground parking.

HIT ROLE

The HIT provided $27.7 million in financing for 333 on the Park through the purchase of Ginnie Mae construction and permanent loan certificates in December 2015. Financing for the project also included federal and state historic tax credits. The HIT worked closely with the mortgage lender, JLL, to structure financing for the project. Timberland Partners manages the property.

SOCIAL IMPACT

The 333 on the Park project contributed to the effort to preserve historical buildings in the Lowertown district at the east end of Saint Paul’s central business district. The building is well-situated – located adjacent to Mears Park, two blocks from the Mississippi River, and the Saint Paul Farmers Market. It is also within walking distance of the new Saint Paul Saints Stadium and the Xcel Energy Center. The location offers recreation, transit, shopping, and employment options, and is also connected to the Saint Paul skyway system. The Metro Transit Green Line runs adjacent to the property along 4th Street. The project generated an estimated 190 union construction jobs.*

*Job and economic benefit figures in this report are calculated using an IMPLAN input-output model developed by Pinnacle Economics, Inc.

“This is a good example of investing union pension dollars to create construction jobs with healthcare and retirement benefits at the same time benefiting the community at large. It’s a win-win scenario for Saint Paul residents,
HIT, and the Saint Paul Building Trades.”

—Don Mullin, Then Executive Secretary of the
Saint Paul Building & Construction Trades Council

ABOUT THE HIT

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record beginning in 1984 that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

AFL-CIO HOUSING INVESTMENT TRUST

2401 Pennsylvania Ave, NW Suite 200

Washington D.C. 20037

T: 202-331-8055  |  F: 202-331-8190  |  www.aflcio-hit.com

10/2018